38900-P1 10/26

SUPPLEMENT DATED OCTOBER 7, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED DECEMBER 1, 2025

OF GEORGE PUTNAM BALANCED FUND (THE “FUND”)

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus, and SAI.

I. The following replaces the sentence in the sections titled “Goal” and “Fund summary – Goal” in the Fund’s Summary Prospectus and Prospectus, respectively:

The fund seeks to provide a balanced investment with exposure to a well-diversified portfolio of stocks and fixed income securities which produce both capital growth and current income.

II. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the section titled “Fees and expenses” in the Fund’s Summary Prospectus and Prospectus:

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Share class	Management fees[1]	Distribution and service (12b-1) fees[1]	Other expenses[1]	Acquired fund fees and expenses	Total annual fund operating expenses[1]	Expense reimburse- ment[2]	Total annual fund operating expenses after expense reim- bursement[3]
Class A	0.49%	0.25%	0.13%	0.29%	1.16%	(0.30)%	0.86%
Class C	0.49%	1.00%	0.13%	0.29%	1.91%	(0.30)%	1.61%
Class M	0.49%	0.75%	0.13%	0.29%	1.66%	(0.30)%	1.36%
Class R	0.49%	0.50%	0.14%	0.29%	1.42%	(0.30)%	1.12%
Class R5	0.49%	None	0.18%	0.29%	0.96%	(0.30)%	0.66%
Class R6	0.49%	None	0.08%	0.29%	0.86%	(0.30)%	0.56%
Class Y	0.49%	None	0.13%	0.29%	0.91%	(0.30)%	0.61%

1. The expense information in the table has been restated to reflect current fees based on the fiscal year ended July 31, 2026.

2. The Investment Manager (as defined below) has contractually agreed to (1) waive fees and/or reimburse expenses in an amount equal to the fund’s “acquired fund fees and expenses” attributable to the fund’s investment in the underlying fund (defined below) and (2) waive 0.01% of its management fee. These obligations may not be modified or discontinued prior to December 1, 2027, without approval of the Board of Trustees.

3. Total annual fund operating expenses after expense reimbursement have been restated to reflect current waiver arrangements and operating expense caps.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date). Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$658	$894	$1,149	$1,877
Class C	$264	$572	$1,005	$2,013
Class C (no redemption)	$164	$572	$1,005	$2,013
Class M	$484	$827	$1,193	$2,222
Class R	$114	$420	$748	$1,656
Class R5	$67	$275	$501	$1,151
Class R6	$57	$244	$447	$1,033
Class Y	$62	$260	$474	$1,091

III. The following replaces the disclosure under the heading “Investments” in the “Investments, risks, and performance” section of the Fund’s Summary Prospectus and Prospectus:

Effective October 7, 2026, the Investment Manager expects to begin transitioning the fund from investing mainly in a combination of fixed income and equity securities to investing mainly in a combination of fixed income securities and shares of Putnam U.S. Research Fund, an affiliated fund managed by the Investment Manager that invests in equity securities (the “underlying fund”). During the transition, which is expected to take several months, the fund will obtain its equity exposure by investing in both equity securities and shares of the underlying fund. Following the transition, the fund will invest mainly in a combination of fixed income securities and shares of the underlying fund. Before, during and following the transition, the fund typically will have greater exposure to equity securities than to fixed income securities. However, under normal circumstances, the fund expects to invest at least 25% of its total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities. The fund expects to use in-kind redemptions (as defined below) to dispose of all or a substantial portion of its equity security holdings. There is a possibility that the transition described in this paragraph may commence but may not be completed, may commence on a delayed basis, or may be completed on a delayed basis, depending on such factors as market conditions and the availability of fund shareholders willing to engage in in-kind redemptions.

The underlying fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that the Investment Manager believes have favorable investment potential. Under normal circumstances, the underlying fund will invest at least 80% of its net assets (plus the amount of borrowings for investment purposes, if any) in equity securities of companies located in the United States. Equity securities include common stocks, preferred stocks, and convertible securities. The Investment Manager considers a company to be located in the United States if the company’s securities trade in the United States, the company is headquartered or organized in the United States or the company derives a majority of its revenues or profits in the United States. The underlying fund’s portfolio managers work with sector analysts from the Putnam Equity Research team to identify high-conviction stocks within each analyst’s sector, using a bottom-up, fundamental research investment process. With regard to the underlying fund, the Investment Manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows, and dividends when deciding whether to buy or sell investments. In managing the underlying fund, the Investment Manager attempts to mitigate risk in the portfolio by applying an integrated process to identify, assess, monitor, and address unintended risks.

In addition to its investment in the underlying fund (and, during the transition period, equity securities), the fund buys fixed income securities of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). The Investment Manager may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

IV. The following replaces the second paragraph of the “What are the fund’s main investment strategies and related risks?” section of the Fund’s Prospectus:

As mentioned in the “Fund summary,” effective October 7, 2026, the Investment Manager expects to begin transitioning the fund from investing mainly in a combination of fixed income and equity securities to investing mainly in a combination of fixed income securities and the underlying fund. During the transition, the fund will obtain its equity exposure by investing in both equity securities and shares of the underlying fund. Following the transition, the fund will invest mainly in a combination of fixed income securities and shares of the underlying fund. Before, during and following the transition, the fund typically will have greater exposure to equity securities than to fixed income securities. However, under normal circumstances, the fund expects to invest at least 25% of its total assets in fixed-income securities, including debt securities, preferred stocks and that portion of the value of convertible securities attributable to the fixed-income characteristics of those securities.

V. The following is added to the fifth paragraph of the section titled “Who oversees and manages the fund? — The fund’s investment manager” in the Fund’s Prospectus:

The Investment Manager has contractually agreed to waive fees and/or reimburse expenses in an amount equal to the fund’s “acquired fund fees and expenses” attributable to the fund’s investment in the underlying fund. The Investment Manager has also contractually agreed to waive 0.01% of its management fee. These obligations may not be modified or discontinued prior to December 1, 2027, without approval of the Board of Trustees.

VI. The following is added before the last paragraph of the section titled “Fund distributions and taxes” in the Fund’s Prospectus.

As mentioned in the “Fund summary,” effective October 7, 2026, the Investment Manager expects to begin transitioning the fund from investing mainly in a combination of fixed income and equity securities to investing mainly in a combination of fixed income securities and the underlying fund. While the fund expects to use in-kind redemptions to dispose of all or a substantial portion of its equity security holdings, there is a possibility that sufficient in-kind redemption opportunities may not be available. If sufficient in-kind redemption opportunities are not available, the fund may sell its equity securities and invest the proceeds in the underlying fund. Sales of the fund’s equity securities may result in the realization of capital gains. As noted above, the fund normally distributes any net realized capital gains annually, and these distributions will be taxable to you for U.S. federal income tax purposes as described above (unless your shares are held through a qualified retirement plan or other tax-advantaged arrangement). In addition, the fund will receive distributions of net investment income and net realized capital gains from the underlying fund. The fund expects to receive a capital gains distribution from the underlying fund in December 2026, currently all of which has been realized by the underlying fund. The fund will, in turn, distribute to its shareholders the portion of this capital gain characterized as short term as part of the fund’s normal annual distribution of net realized capital gains in December 2026, and the portion characterized as long term as part of the fund’s next following normal annual distribution of net realized capital gains in December 2027. The fund expects that its receipt of a capital gains distribution from the underlying fund will materially increase the amount of the net realized capital gains distributions that the fund will make to its shareholders in December 2026 and December 2027. The fund will also receive a proportionate share of any “built-in” (unrealized) gains in the underlying fund’s assets when the underlying fund eventually distributes those gains. As a result, shareholders may receive a greater amount of taxable distributions than they would have had the fund continued to invest directly in equity securities.

VII. The following replaces the first sentence of the second paragraph of the section titled “REDEMPTIONS — In-kind redemptions” in the Fund’s SAI:

In its discretion and during its transition to replace its equity security investments with an investment in an underlying fund, George Putnam Balanced Fund regularly, and in some circumstances, the other funds, accepts large purchase orders from one or more financial institutions that are willing, upon redemption of their investment, to receive redemption proceeds in-kind rather than in cash.

Please retain this supplement for future reference.

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